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Leslie Ellis
Legg Mason Wood Walker, Inc.
100 Light Street
Baltimore, MD 21202

Direct Line: 410-454-2736
Internet: lgellis@leggmason.com


                                  April 4, 2001


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

            Re:    Legg Mason Cash Reserve Trust (CIK: 0000276300)
                   N-30D Filing of Semi-Annual Report that used the Codes of Legg Mason Income Trust (CIK: 0000810868)

Commissioners:

        This letter is being filed as a N-30D/A Amendment filing in order to explain the mistake of a Semi-Annual Report that filed via EDGAR with an incorrect CIK number by our filing agent, Bowne of Washington. The filing was made as a N-30D with the Securities and Exchange Commission pursuant to Rule 30b2-1 under the Investment Company Act of 1940 (the "Act"). The filing which was made on March 29, 2001 at approximately 13:29 (accepted at 13:31) (accession number 0000950133-01-001082) contained the text of the Semi-Annual Report for Legg Mason Cash Reserve Trust (811-02853) which has the following CIK number:
0000276300.

        Unfortunately, the filing used the following incorrect CIK number:
0000810868. The use of the incorrect CIK number caused the filing to be processed as one for Legg Mason Income Trust Inc. (811-05029), an affiliate of the registrant, whose CIK number is 0000810868.

        Legg Mason Cash Reserve Trust refiled its Semi-Annual Report as a N-30D on March 29, 2001 at approximately 15:15 (accepted at 15:17) using the correct CIK number (accession number 0000950133-01-001121).

        If this poses a problem, or if you have any questions, please contact the undersigned at the above number.


                                                   Sincerely,



                                                   Leslie Ellis